UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): November 15, 2017

Blockchain Industries, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-1084370	88-0355407
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

53 Calle Palmeras, Suite 802
San Juan Puerto Rico, 00901	00901
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 787-767-0808

Omni Global Technologies, Inc.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 15, 2017, Blockchain Industries, Inc., formerly known as Omni Global Technologies, Inc., (the "Registrant") announced the appointment of Patrick Moynihan as Chief Executive Officer and Chairman of the Registrant, positions formerly held by Ms. Olivia Funk Mr. Moynihan brings to the position a deep understanding of the blockchain and cryptocurrency industries and a global set of relationships with software engineers, ICO originators and miners. Formerly, Moynihan was Managing Director for Corona Associates Capital Management, Managing Director at Ithaca Partners LLC, and Founder & CEO at PayLock Inc. Under his leadership, PayLock became the highest margin parking technology collection company in the United States, and secured the world's largest vehicular collection contract with the city of New York for roughly $800M. He holds an English Major and Business Minor from Ithaca College in 1990. Ms. Funk had served as CEO the Registrant since March 23, 2013. Ms. Funk stated in her letter of resignation, a copy of which is attached hereto, that she had no disagreements with the operations, policies or practices of the Registrant.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 13, 2017, the Registrant filed Certificate of Amendment to its Articles of Incorporation with the State of Nevada (the "Certificate of Amendment") for the purpose of changing the name of the Registrant from Omni Global Technologies, Inc. to Blockchain Industries, Inc. The Certificate of Amendment, a copy of which is attached hereto as exhibit 99.1, was filed based upon the Joint Written Consent of the Registrant's Board of Directors and Majority Consenting Stockholder.

Item 9.01 Financial Statements and Exhibits

(d) The following documents are filed as exhibits to this current report on Form 8-K or incorporated by reference herein. Any document incorporated by reference is identified by a parenthetical reference to the SEC filing that included such document.

Exhibit
No.	Description

3.1(ii)	Certificate of Amendment to the Articles of Incorporation dated November 15, 2017, filed herewith.
17.1	Letter of Resignation of Ms. Olivia Funk dated November 15, 2017, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Blockchain Industries, Inc.

By:	/s/ Patrick Moynihan
Name: Patrick Moynihan Title: Chairman & CEO

Date: November 15, 2017